Disposition of Golden Bull USA	12 Months Ended
Dec. 31, 2023
Disposition of Golden Bull USA [Abstract]
DISPOSITION OF GOLDEN BULL USA

18. DISPOSITION OF GOLDEN BULL USA

On March 16, 2022, the Company into a share purchase agreement (the “Disposition SPA”) with Star Choice Investments Limited (“Star Choice”), an unrelated Hong Kong entity (the “Purchaser”). Pursuant to the Disposition SPA, the Purchaser purchased Golden Bull USA in exchange for nominal consideration of $10.00 and other good and valuable consideration. Golden Bull USA had been inactive since May 2020. The disposition was closed on the same date.

On the same date, the parties completed all of the share transfer registration procedures as required by the laws of State of New York and all other closing conditions had been satisfied. As a result, the disposition contemplated by the Disposition SPA was completed. Upon completion of the disposition, the Purchaser became the sole shareholder of Golden Bull USA and assumed all assets and obligations of Golden Bull USA. Upon the closing of the transaction, the Company does not bear any contractual commitment or obligation to the business of Golden Bull USA, nor to the Purchaser.

Golden Bull USA had been inactive since May 2020. It did not generate revenues or incur any operating expenses since then. On disposal date, Golden Bull USA had total assets of $72,196 and total liabilities of $124,569, with negative net assets of $52,373, the absolute value accounted for 0.03% of the unaudited consolidated net assets of the Company as of March 31, 2022. The Company recorded a gain of $52,383 from the termination in the account of “other income, net” in the consolidated statements of operations and comprehensive loss.

Management believes that the disposition of Golden Bull USA does not represent a strategic shift that has (or will have) a major effect on the Company’s operations and financial results. The disposition is not accounted as discontinued operations in accordance with ASC 205-20.